Fidelity ® Institutional
Short-Intermediate
Government Fund

Semiannual Report

May 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although the Federal Reserve Board cut interest rates five times in the first five months of 2001 in an effort to stimulate economic growth, few equity indexes - particularly those of a growth nature - had positive returns year-to-date through the end of May. Meanwhile, nearly all fixed-income benchmarks were up through May 31. High-yield and investment-grade corporate bonds were among the market's best performers.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Inst Sht-Int Govt	4.88%	10.79%	38.01%	87.30%
LB 1-5 Year US Government Bond	5.03%	10.92%	39.02%	92.51%
Short-Intermediate US Government Funds Average	4.35%	10.33%	33.90%	85.56%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year U.S. Government Bond Index - a market value-weighted index of government fixed-rate debt issues with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 93 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Inst Sht-Int Govt	10.79%	6.66%	6.48%
LB 1-5 Year US Government Bond	10.92%	6.81%	6.77%
Short-Intermediate US Government Funds Average	10.33%	6.00%	6.37%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

Performance - continued

$100,000 Over 10 Years

$100,000 Over 10 Years: Let's say hypothetically that $100,000 was invested in Fidelity® Institutional Short-Intermediate Government Fund on May 31, 1991. As the chart shows, by May 31, 2001, the value of the investment would have grown to $187,296 - an 87.30% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $100,000 would have grown to $192,507 - a 92.51% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended May 31,	Years ended November 30,
	2001	2000	1999	1998	1997	1996
Dividend returns	3.36%	6.82%	6.27%	6.54%	6.83%	6.90%
Capital returns	1.52%	0.88%	-3.90%	0.64%	-0.84%	-1.04%
Total returns	4.88%	7.70%	2.37%	7.18%	5.99%	5.86%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended May 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.81¢	30.36¢	60.40¢
Annualized dividend rate	6.07%	6.54%	6.57%
30-day annualized yield	5.10%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.33 over the past one month, $9.31 over the past six months and $9.20 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Investment-grade bonds extended their recent dominance over most major stock indexes, which struggled to shake off the effects of a sharply slowing economy. Declining interest rates, a steepening of the Treasury yield curve and unique technical market conditions painted the backdrop for the six-month period ending May 31, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 5.14% during this time frame. Treasuries led the way in 2000 - benefiting from equity market weakness and the federal government's debt buyback program - but relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 3.34%. Overwhelming evidence of deteriorating economic growth late in 2000 spurred the Federal Reserve Board to begin aggressively unwinding its previous tightening cycle with a total of five half-point interest-rate cuts during the first five months of 2001 - two of which were surprise, inter-meeting moves. This strong positive signal of support for the economy triggered one of the best months ever for corporates in January, after having languished throughout 2000 due to negative fundamentals. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 6.89%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities, despite yielding to heightened prepayment risk late in the period. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 5.03% and 5.22%, respectively.

(Portfolio Manager photograph)
An interview with Andrew Dudley, Portfolio Manager of Fidelity Institutional Short-Intermediate Government Fund

Q. How did the fund perform, Andy?

A. For the six months that ended May 31, 2001, the fund returned 4.88%. In comparison, the Lehman Brothers 1-5 Year U.S. Government Bond Index returned 5.03%, while the short-intermediate U.S. government funds average return was 4.35%, as tracked by Lipper Inc. For the 12 months that ended May 31, 2001, the fund had a total return of 10.79%, while the Lehman Brothers 1-5 Year U.S. Government Bond Index returned 10.92% and the short-intermediate U.S. government funds average return was 10.33%.

Q. What was the investment environment like during the six-month period?

A. It was a terrific time to be invested in short-term securities. Yields started falling early in the period as investors began to anticipate that the Federal Reserve Board would start lowering short-term interest rates to stimulate the economy. That sentiment proved correct when the Fed cut rates on January 3, 2001. Between then and the end of the six-month period on May 31, 2001 the Fed reduced short-term rates four more times. Each reduction was by one-half of one percentage point, or 50 basis points. The Fed's aggressive actions precipitated a sharp rally in short-term Treasuries early in the period, and in the spread sectors - including government agencies and mortgage securities-later in the period. The yield curve - or difference between yields of short-term and long-term securities - steepened during the period, with short-term securities outperforming longer-term bonds as short-term yields fell and prices rose.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What were your principal strategies?

A. During the past six-month period, I continued to emphasize non-Treasury securities, or securities that offer a yield spread advantage over Treasuries. At the end of the period, U.S. agencies accounted for 50.7% of net assets and mortgages accounted for 24.1%. In contrast, Treasuries accounted for 18.4% of net assets, compared to a 54.4% weighting in the benchmark Lehman Brothers 1-5 Year U.S. Government Bond Index. I emphasized non-Treasuries because I believed that the yield advantages of agencies and mortgages in the long run would give them the potential to outperform Treasuries. I kept this long-term view even while recognizing that Treasuries can outperform other sectors during periods when interest rates decline rapidly, as they did early in the six-month period.

Q. What investments helped performance, and what investments detracted from performance?

A. The fund's stake in U.S. agencies did very well, helped by falling rates, their relatively low valuations at the start of the period and the diminishing political controversy over the implied government guarantee of these securities. Mortgages, as a group, tended to underperform other government securities because of the fear that homeowners would prepay mortgages as interest rates declined. From the standpoint of sector selection, the fund's mortgage position detracted from performance. However, my mortgage investments performed better than the general mortgage sector, limiting the negative impact on our relative performance. I emphasized securities such as collateralized mortgage obligations (CMOs) and mortgages with call protection that had more stable cash flows.

Q. What's your outlook for the next several months, Andy?

A. I believe we may be closer to the end than to the beginning of the Fed's rate reductions, although it is possible the Fed may cut rates once or twice more. As interest rates begin to stabilize, the environment becomes more favorable for high-quality non-Treasuries. As a result, I believe it makes sense to continue to emphasize government agencies and mortgages. Agencies fell into disfavor for a period of time during 2000 because of political concerns about whether the federal government would withdraw its implied guarantee of their securities. In the long run, however, I think this controversy may be good for investors in agency securities. Agencies will feel pressure to focus more on prudent risk management, which should protect credit quality.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income consistent with preserving principal

Start date: November 10, 1986

Size: as of May 31, 2001, more than $366 million

Manager: Andrew Dudley, since 1998; manager, various Fidelity bond funds; joined Fidelity in 1996

3

Andrew Dudley on the influence of the Federal Reserve Board on the bond market:

"The dramatic actions of the Federal Reserve Board during the first five months of 2001 constitute a double-edged sword that, depending on how you view them, either can raise anxieties about the economy or offer encouragement. The Fed cut short-term interest rates on five separate occasions, each time by one-half of one percent, or 50 basis points. Two of the rate cuts occurred between regularly scheduled Fed meetings. The Fed's actions are a departure from the measured approach since Alan Greenspan became Fed chairman in 1987. In general, the Fed has preferred to move gradually, acting only at regularly scheduled meetings and raising or lowering rates in smaller increments, typically 25 basis points. The Fed's moves this year show a willingness to move rates aggressively that we haven't previously seen from Greenspan.

"The aggressive approach has been a cause for optimism in the short run. The cuts certainly were good for investors in the spread sectors, or those fixed-income securities offering a yield spread advantage over Treasuries. On the other hand, we will have to wait to get a clearer view of the longer-term implications of the Fed's rate cuts. Too quick of an economic turnaround might prevent the full development of better financial discipline that can be a positive by-product of an economic slowdown."

Semiannual Report

Investment Changes

Coupon Distribution as of May 31, 2001
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	0.7	1.5
4 - 4.99%	6.6	0.0
5 - 5.99%	15.9	7.8
6 - 6.99%	40.0	41.7
7 - 7.99%	7.8	15.4
8 - 8.99%	9.3	12.6
9 - 9.99%	2.6	4.7
10 - 10.99%	3.7	3.9
11 - 11.99%	5.5	3.6
12% and over	3.1	3.5
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of May 31, 2001
6 months ago
Years	3.5	3.7
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of May 31, 2001
6 months ago
Years	2.3	2.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of May 31, 2001	As of November 30, 2000
Mortgage Securities 16.4%	Mortgage Securities 21.8%
CMOs and Other Mortgage Related Securities 7.7%	CMOs and Other Mortgage Related Securities 7.8%
U.S. Treasury Obligations 18.4%	U.S. Treasury Obligations 13.6%
U.S. Government Agency Obligations 50.7%	U.S. Government Agency Obligations 52.2%
Short-Term Investments and Net Other Assets 6.8%	Short-Term Investments and Net Other Assets 4.6%

Semiannual Report

Investments May 31, 2001

(Unaudited)

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 69.1%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 50.7%
Fannie Mae:
5.5% 5/2/06	$ 1,375,000	$ 1,363,821
6.25% 2/1/11	575,000	570,509
6.375% 10/15/02	310,000	318,525
6.5% 8/15/04	10,000,000	10,420,300
6.625% 10/15/07	2,000,000	2,099,380
7.125% 2/15/05	1,000,000	1,062,660
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	5,000,000	5,605,450
Federal Home Loan Bank:
5.125% 9/15/03	10,270,000	10,359,863
6.375% 11/14/03	11,785,000	12,199,361
6.875% 8/15/03	2,915,000	3,042,531
Freddie Mac:
5% 1/15/04	24,000,000	24,082,560
5.25% 2/15/04	6,500,000	6,552,780
5.875% 3/21/11	395,000	380,989
6.375% 11/15/03	40,500,000	41,961,646
6.625% 8/15/02	5,190,000	5,339,213
7% 7/15/05	7,970,000	8,448,200
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) 8.5% 4/1/06	2,136,724	2,312,598
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	4,886,906	4,991,485
Class 2-E, 9.4% 5/15/02	261,666	269,539
Class 3-T, 9.625% 5/15/02	466,068	478,586
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1993-C, 5.2% 10/15/04	319,200	320,113
Series 1993-D, 5.23% 5/15/05	296,170	297,404
Series 1994-F, 8.187% 12/15/04	13,728,772	14,280,326
Series 1995-A, 6.28% 6/15/04	2,466,471	2,510,105
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1992-A, 7.02% 9/1/04	3,651,375	3,759,069
Series 1997-A, 6.104% 7/15/03	3,041,667	3,101,892
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	$ 4,444,941	$ 4,523,794
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	1,918,913	1,949,251
6.77% 11/15/13	1,634,615	1,683,654
Private Export Funding Corp. secured:
5.65% 3/15/03	323,143	325,877
5.8% 2/1/04	3,606,000	3,656,592
6.86% 4/30/04	1,170,150	1,204,314
State of Israel (guaranteed by U.S. Government through Agency for International Development) 6.625% 8/15/03	2,500,000	2,585,625
Student Loan Marketing Association 5.25% 3/15/06	3,700,000	3,700,000
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		185,758,012
U.S. Treasury Obligations - 18.4%
U.S. Treasury Bonds:
10.75% 8/15/05	9,300,000	11,319,867
11.75% 2/15/10 (callable)	14,298,000	17,548,507
12% 8/15/13	7,000,000	9,704,870
U.S. Treasury Notes:
4.25% 5/31/03	23,600,000	23,614,750
6.5% 8/15/05	1,000,000	1,060,160
6.625% 4/30/02	1,700,000	1,742,228
U.S. Treasury Notes - coupon STRIPS:
0% 9/30/01	87,000	85,979
0% 10/31/01	142,000	139,749
0% 3/31/02	1,034,000	1,001,439
0% 9/30/02	834,000	791,032
0% 10/31/02	142,000	134,244
0% 11/30/02	207,000	195,124
TOTAL U.S. TREASURY OBLIGATIONS		67,337,949
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $253,394,859)		253,095,961
U.S. Government Agency - Mortgage Securities - 16.4%
	Principal Amount	Value (Note 1)
Fannie Mae - 11.8%
5.5% 1/1/09	$ 1,060,076	$ 1,039,860
6% 9/1/08 to 10/1/14	15,340,037	15,254,508
6.5% 7/1/08 to 1/1/31	13,132,225	13,006,050
7% 4/1/08 to 9/1/29	8,527,334	8,669,724
8% 6/1/02 to 8/1/09	215,429	223,356
8.25% 12/1/01	1,188,241	1,194,553
9% 2/1/13 to 8/1/21	1,041,546	1,114,143
9.5% 5/1/09 to 11/1/21	133,055	141,087
10% 1/1/17 to 1/1/20	261,790	285,144
10.5% 5/1/10 to 8/1/20	158,167	173,130
11% 11/1/10 to 9/1/14	894,344	997,342
11.5% 11/1/15 to 7/15/19	851,814	972,149
12% 4/1/15	34,986	39,632
12.5% 3/1/16	70,966	82,787
12.75% 10/1/13	25,911	30,404
		43,223,869
Freddie Mac - 2.2%
6.25% 1/1/03	162,027	160,014
6.5% 7/1/03 to 5/1/08	438,741	444,723
7.5% 11/1/12	1,072,893	1,103,062
8% 9/1/07 to 12/1/09	1,060,239	1,093,762
8.5% 5/1/06 to 6/1/14	986,754	1,042,423
9% 12/1/07 to 3/1/22	583,790	619,891
9.5% 1/1/17 to 12/1/22	1,548,514	1,657,159
10% 1/1/09 to 6/1/20	468,686	508,095
10.25% 12/1/09	19,502	21,013
10.5% 9/1/16 to 5/1/21	253,387	278,718
11% 12/1/11 to 1/1/19	31,644	34,874
11.5% 10/1/15	35,160	39,115
12% 9/1/11 to 11/1/19	70,247	79,439
12.25% 11/1/14	31,977	36,730
12.5% 8/1/10 to 6/1/19	1,026,774	1,170,426
		8,289,444
Government National Mortgage Association - 2.4%
8% 11/15/09 to 12/15/23	7,318,943	7,649,298
8.5% 5/15/16 to 4/15/17	153,175	163,735
10.5% 1/15/16 to 1/15/18	593,709	653,184
11% 10/20/13	14,913	16,334
12.5% 11/15/14	109,744	126,585
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
13% 8/15/14	$ 45,163	$ 51,964
13.5% 7/15/11	31,383	36,144
		8,697,244
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $59,087,497)		60,210,557
Collateralized Mortgage Obligations - 7.7%

U.S. Government Agency - 7.7%
Fannie Mae REMIC planned amortization class:
Series 1993-224 Class PG, 6.5% 9/25/21	3,038,986	3,066,519
Series 1999-25 Class PA, 6% 2/25/20	2,257,725	2,286,647
Series 1999-5 Class PB, 5.75% 2/25/16	2,800,000	2,827,104
Freddie Mac:
REMIC planned amortization class:
Series 1462 Class PT, 7.5% 1/15/03	996,987	1,018,482
Series 1639 Class J, 6% 12/15/08	1,304,424	1,323,990
Series 1995 Class PB, 6.5% 9/20/25	2,880,720	2,932,026
Series 2134 Class PC, 5.725% 4/15/11	2,169,259	2,188,912
sequential pay:
Series 2134 Class H, 6.5% 12/15/24	1,749,384	1,775,625
Series 2166:
Class AC, 6.5% 3/15/26	2,139,393	2,167,462
Class AE, 6.5% 10/15/25	2,800,750	2,838,364
Series 2257 Class VA, 7% 9/15/07	3,695,164	3,831,404
Series 2279 Class VE, 6.5% 11/15/06	1,946,934	1,996,210
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $27,544,696)		28,252,745
Cash Equivalents - 4.8%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 4.18%, dated 5/31/01 due 6/1/01 (Cost $17,669,000)	$ 17,671,052	$ 17,669,000
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $357,696,052)		359,228,263
NET OTHER ASSETS - 2.0%		7,179,282
NET ASSETS - 100%		$ 366,407,545
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $310,560,321 and $300,837,062, respectively.
The fund participated in the security lending program during the period. At period end there were no security loans outstanding.
Income Tax Information

At May 31, 2001, the aggregate cost of investment securities for income tax purposes was $357,696,052. Net unrealized appreciation aggregated $1,532,211, of which $3,739,988 related to appreciated investment securities and $2,207,777 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $31,646,000 of which $14,003,000, $3,288,000, $4,169,000, $101,000, $5,916,000 and $4,169,000 will expire on November 30, 2002, 2003, 2004, 2005, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $17,669,000) (cost $357,696,052) - See accompanying schedule		$ 359,228,263
Receivable for investments sold		3,974,281
Receivable for fund shares sold		327,278
Interest receivable		4,290,698
Total assets		367,820,520
Liabilities
Payable to custodian bank	$ 9,299
Payable for fund shares redeemed	1,158,314
Distributions payable	83,907
Accrued management fee	136,583
Other payables and accrued expenses	24,872
Total liabilities		1,412,975
Net Assets		$ 366,407,545
Net Assets consist of:
Paid in capital		$ 392,711,857
Undistributed net investment income		19,201
Accumulated undistributed net realized gain (loss) on investments		(27,855,724)
Net unrealized appreciation (depreciation) on investments		1,532,211
Net Assets		$ 366,407,545
Net Asset Value, offering price and redemption price per share ($366,407,545 ÷ 39,268,738 shares)		$9.33

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended May 31, 2001 (Unaudited)
Investment Income Interest		$ 12,071,611
Security lending		16,890
Total Income		12,088,501
Expenses
Management fee	$ 807,508
Non-interested trustees' compensation	705
Total expenses before reductions	808,213
Expense reductions	(17,766)	790,447
Net investment income		11,298,054
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		3,790,316
Change in net unrealized appreciation (depreciation) on investment securities		1,950,449
Net gain (loss)		5,740,765
Net increase (decrease) in net assets resulting from operations		$ 17,038,819

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2001 (Unaudited)	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 11,298,054	$ 23,913,161
Net realized gain (loss)	3,790,316	(4,094,184)
Change in net unrealized appreciation (depreciation)	1,950,449	5,735,765
Net increase (decrease) in net assets resulting from operations	17,038,819	25,554,742
Distributions to shareholders from net investment income	(11,696,901)	(23,805,639)
Share transactions
Net proceeds from sales of shares	105,989,736	117,072,453
Reinvestment of distributions	10,849,068	21,968,436
Cost of shares redeemed	(97,551,250)	(214,733,895)
Net increase (decrease) in net assets resulting from share transactions	19,287,554	(75,693,006)
Total increase (decrease) in net assets	24,629,472	(73,943,903)
Net Assets
Beginning of period	341,778,073	415,721,976
End of period (including undistributed net investment income of $19,201 and $418,048, respectively)	$ 366,407,545	$ 341,778,073
Other information
Shares Sold	11,377,136	12,927,492
Issued in reinvestment of distributions	1,164,022	2,424,108
Redeemed	(10,478,246)	(23,761,009)
Net increase (decrease)	2,062,912	(8,409,409)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended May 31, 2001	Years ended November 30,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.190	$ 9.110	$ 9.480	$ 9.420	$ 9.500	$ 9.600
Income from Investment Operations
Net investment income	.293 D	.596 D	.579 D	.611 D	.637 D	.641
Net realized and unrealized gain (loss)	.151	.079	(.362)	.045	(.090)	(.102)
Total from investment operations	.444	.675	.217	.656	.547	.539
Less Distributions
From net investment income	(.304)	(.595)	(.587)	(.596)	(.627)	(.639)
Net asset value, end of period	$ 9.330	$ 9.190	$ 9.110	$ 9.480	$ 9.420	$ 9.500
Total Return B, C	4.88%	7.70%	2.37%	7.18%	5.99%	5.86%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 366,408	$ 341,778	$ 415,722	$ 379,553	$ 357,144	$ 337,131
Ratio of expenses to average net assets	.45% A	.45%	.45%	.45%	.45%	.42% E
Ratio of expenses to average net assets after expense reductions	.44% A, F	.44% F	.44% F	.44% F	.44% F	.41% F
Ratio of net invest- ment income to average net assets	6.31% A	6.57%	6.26%	6.47%	6.79%	6.95%
Portfolio turnover rate	176% A	91%	85%	210%	147%	141%

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Institutional Short-Intermediate Government Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes accretion of original issue discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of long-term U.S. government and government agency obligations is included under the caption "Other Information" at the end of the fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .45% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc., an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's schedule of investments.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period these credits reduced the fund's expenses by $17,766.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 21% of the total outstanding shares of the fund.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Dwight D. Churchill, Vice President

Andrew J. Dudley, Vice President

David L. Murphy, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

ISIG-SANN-0701 138636
1.704564.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com